UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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 M.D.C. Holdings, Inc.

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M.D.C. HOLDINGS, INC.
4350 S. MONACO ST., SUITE 500
DENVER, CO 80237

Your **Vote** Counts!

M.D.C. HOLDINGS, INC.

2023 Annual Meeting

Vote by April 16, 2023 11:59 PM ET. For shares held in a Plan, vote by April 12, 2023 11:59 PM ET.

You invested in M.D.C. HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 17, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 03, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

April 17, 2023
10:00 AM MDT

4350 SOUTH MONACO STREET
6TH FLOOR
ASSEMBLY ROOM
DENVER, COLORADO 80237

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Rafay Farooqui 03) Paris G. Reece III 02) David D. Mandarich 04) David Siegel	For
2.	To approve an advisory proposal regarding the compensation of the Company's named executive officers (Say on Pay).	For
3.	An advisory vote regarding the frequency of submission to shareholders of advisory "Say on Pay" proposals.	1 Year
4.	To approve an amendment to the M.D.C. Holdings, Inc. 2021 Equity Incentive Plan to increase the shares authorized for issuance under the plan.	For
5.	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2023 fiscal year.	For

NOTE: To vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

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